Exhibit 99.1

News release via Canada NewsWire, Toronto 416-863-9350

    Attention Business Editors:
    Western Goldfields Lists On The Toronto Stock Exchange

    <<
    -   Listing on the TSX is consistent with company's choice of Toronto as an ideal location from which to build a dynamic mining company
    -   Plans first gold pour from expansion of California mining property in
        April 2008 with annual production of 165,000 ounces
    >>

    TORONTO, Aug. 28 /CNW/ - Gold producer Western Goldfields, Inc. (TSX:
WGI, OTC BB: WGDF.OB) today announced that its shares of common stock have commenced trading on the Toronto Stock Exchange under the symbol WGI.
    "The listing of Western Goldfields' shares for trading on the Toronto
Stock Exchange, one of the world's premier markets for resource stocks, is an exciting step in the development of our company," said Mr. Randall Oliphant,
Chairman of Western Goldfields.
    "We expect that listing on the TSX will improve the liquidity in the trading of our shares. The decision to list on the TSX is consistent with our decision to move the company's principal executive office from Reno, Nevada to
Toronto. Toronto has been shown time and again to be an ideal place from which to build a dynamic mining company," Mr. Oliphant added.
    "The recently completed Feasibility Study on the expansion of our operations at the Mesquite Mine confirmed our enthusiasm for the potential of this exceptional property," remarked Mr. Raymond W. Threlkeld, President and
Chief Executive Officer, Western Goldfields.
    The Feasibility Study indicated proven and probable reserves of
2.36 million ounces of gold and measured and indicated resources of 1.25 million ounces(1). The company estimates average annual production of 165,000 ounces, beginning in April 2008, with an initial project life of 9 1/2 years.
"This is a unique gold mining opportunity, in that it is a fully permitted, multi-million ounce reserve in a politically safe location. We believe that there is excellent potential to increase the resources beyond the current estimates," continued Mr. Threlkeld.
    These estimates are summarized in the Appendix to this press release.
    On a 100 percent equity financing basis, the Feasibility Study projects after-tax rates of return on the mine's expansion ranging from 16 percent with gold at US$500 per ounce to 30 percent at a gold price of US$600 per ounce, and 41 percent if gold is US$700 per ounce.
    "The Mesquite Mine, located in Imperial County, California, should form a very solid and profitable foundation on which we can create increasing value for the shareholders of Western Goldfields," said Mr. Oliphant. "We also intend to pursue additional consolidation opportunities that are emerging in our resource industry, particularly in North America."
    Western Goldfields acquired the Mesquite property in 2003 from Newmont
Mining Corporation. Newmont Mining had ceased operations of the mine in 2001 as the low gold prices at that time did not support expansion plans. Western
Goldfields has continued producing gold from ore placed on heaps by the previous owners, and expects gold production in 2006 to be about
14,000 ounces.

    Western Goldfields, Inc.

    Under a new, highly experienced, and dynamic management team, Western
Goldfields is a gold producer focused on completing the expansion of its
Mesquite Mine, located in Imperial County, California, and returning the mine to full production. The company will pursue other precious metals opportunities, mainly in North America. The company currently has
67,780,801 common shares issued and outstanding and 111,367,681 shares of common stock on a fully diluted basis. For further details, please visit the company's website at www.westerngoldfields.com.

    (1) Resource estimates are exclusive of Mineral Reserves. Cautionary note to U.S. investors concerning Measured, Indicated, and Inferred mineral resources: These terms are required by the CIM's "Standards on Mineral Resources and Reserves, Definition and Guidelines". U.S.
    investors are cautioned not to assume that all or any part of the stated mineral resources will be converted into reserves. Reference is made to the Press Release of the company issued on August 9, 2006 for additional information regarding the Feasibility Study and mineral resource and reserve estimates regarding the Mesquite Mine.

    Forward-Looking Information

    Certain statements contained in this news release and subsequent oral statements made by and on behalf of the company may contain forward-looking information within the meaning of the United States Private Securities
Litigation reform Act of 1995. Such forward-looking statements are identified by words such as "intends", "anticipates", "believes", "expects", and "hopes"
and include, without limitation, statements regarding the company's plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues, and related expenditures. There can be no assurance that such statements will prove to be accurate; actual results and future events could differ materially from such statements. Factors that could cause actual results to differ materially include, among others, those set forth in the company's Annual Report on Form 10-KSB for the year ended
December 31, 2005 filed with the U.S. Securities and Exchange Commission, under the caption, "Risk Factors". Most of these factors are outside the control of the company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulation, the company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

    <<
                                   APPENDIX
                                MESQUITE MINE
                       Mineral Resources and Reserves
                               August 1, 2006

    -------------------------------------------------------------------------
                   Mineral Resources Inclusive of Reserves
    -------------------------------------------------------------------------
    Classification     Category        Tons            Grade       Contained
                                     (x 1,000)       (Au oz/T)     (Au ozs)
    -------------------------------------------------------------------------
    Measured           Oxide           73,355          0.016       1,188,000
                       Non-oxide       19,591          0.024         470,000
    -------------------------------------------------------------------------
    Measured           Subtotal        92,946          0.018       1,658,000
    -------------------------------------------------------------------------
    Indicated          Oxide           82,611          0.016       1,338,000
                       Non-oxide       26,338          0.022         566,000
    -------------------------------------------------------------------------
    Indicated          Subtotal       108,949          0.017       1,904,000
    -------------------------------------------------------------------------
    M&I                TOTAL          201,895          0.018       3,562,000
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                              Mineral Reserves
    -------------------------------------------------------------------------
    Classification     Category        Tons            Grade       Contained
                                     (x 1,000)       (Au oz/T)     (Au ozs)

    -------------------------------------------------------------------------
    Proven             Oxide           55,923          0.017         923,000
                       Non-oxide       12,749          0.024         306,000
    -------------------------------------------------------------------------
    Proven             Subtotal        68,672          0.018       1,229,000
    -------------------------------------------------------------------------
    Probable           Oxide           52,589          0.017         910,000
                       Non-oxide        9,647          0.023         222,000
    -------------------------------------------------------------------------
    Probable           Subtotal        62,236          0.018       1,132,000
    -------------------------------------------------------------------------
    P&P                TOTAL          130,908          0.018       2,361,000
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                   Mineral Resources Exclusive of Reserves
    -------------------------------------------------------------------------
    Classification     Category        Tons            Grade       Contained
                                     (x 1,000)       (Au oz/T)     (Au ozs)
    -------------------------------------------------------------------------
    Measured           Oxide           18,767          0.015         274,000
                       Non-oxide        7,484          0.023         174,000
    -------------------------------------------------------------------------
    Measured           Subtotal        26,251          0.017         448,000
    -------------------------------------------------------------------------
    Indicated          Oxide           31,019          0.015         453,000
                       Non-oxide       17,101          0.021         351,000
    -------------------------------------------------------------------------
    Indicated          Subtotal        48,120          0.017         804,000
    -------------------------------------------------------------------------
    M&I                TOTAL           74,371          0.017       1,252,000
    -------------------------------------------------------------------------

    1.  The Company's mineral reserves are estimated using appropriate cut-off grades at an assumed gold price of US$ 450 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
    2.  The Company's mineral reserves are consistent with the definitions established by Industry Guide 7, administered by the U.S. Securities and Exchange Commission.
    3.  The Company's mineral resources are estimated using appropriate cut-off grades at an assumed gold price of US$ 500 per ounce, projected process recoveries, operating costs and mine plans which include allowances for dilution and mining recovery.
    4.  The Company's mineral resources and mineral reserves are classified in accordance with the Canadian Institute of Mining, Metallurgy and
        Petroleum's (CIM) "Standards on Mineral Resources and Reserves,
        Definitions and Guidelines".
    5.  Cautionary note to U.S. investors concerning Measured, Indicated and
        Inferred mineral resources: These terms are required by the CIM's
        "Standards on Mineral Resources and Reserves, Definitions and
        Guidelines". Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. Investors are cautioned not to assume that all or any part of the stated mineral resources will be converted into reserves.
    6.  The Company's mineral resource and reserve estimates were prepared under the supervision of Mr. M. Hester, FAusIMM, Vice President,
        Independent Mining Consultants Inc., Tucson Arizona, who qualifies as an independent Qualified Person under Canadian Securities
        legislation.
    >>

    %SEDAR: 00021587E          %CIK: 0001208038

    /For further information: Raymond W. Threlkeld, President and Chief
Executive Officer, (416) 324-6005, rthrelkeld(at)westerngoldfields.com; or Brian
Penny, Chief Financial Officer, (416) 324-6002, bpenny(at)westerngoldfields.com;
or Richard Wertheim, Investor and Media Relations, Wertheim + Company Inc.,
(416) 594-1600, wertheim(at)wertheim.ca/
    (WGDF WGI.)

CO:  Western Goldfields, Inc.

CNW 08:00e 28-AUG-06